Exhibit 99-4

                            DIXON TICONDEROGA COMPANY
                            195 International Parkway
                             Heathrow, Florida 32746

                                                December 16, 2004


WELLS FARGO FOOTHILL, INC.
1000 Abernathy Road
Suite 1450
Atlanta, Georgia 30328

            Re:   Consent to Merger Transactions

Ladies/Gentlemen:

     Wells Fargo Foothill, Inc., formerly known as Foothill Capital Corporation ("Lender"), and Dixon Ticonderoga Company, a Delaware corporation ("Borrower"), have previously entered into certain financing arrangements pursuant to that certain Loan and Security Agreement, dated as October 3, 2002, executed by and among Lender, Borrower and the Guarantors party thereto (as previously amended and as the same may hereafter be amended, modified, supplemented, extended, renewed, amended and restated or replaced, the "Loan Agreement") and the other Loan Documents at any time executed and/or delivered in connection therewith or related thereto. Capitalized terms used in this letter agreement (this "Agreement") shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

     Borrower and Guarantors (sometimes collectively referred to herein as "Obligors") have advised Lender that: (a) Borrower proposes to enter into and execute a certain Agreement and Plan of Merger by and among Fila-Fabricia Italiana Lapis Ed Affini S.P.A., an Italian company ("Parent"), Pencil Acquisition Corp., a Delaware corporation that is a wholly-owned subsidiary of Parent ("Merger Sub"), and Borrower (the "Merger Agreement"), pursuant to which, among other things, (i) Merger Sub shall commence a cash tender offer (the "Offer") to acquire all of the issued and outstanding shares of common Stock of Borrower (the "Borrower Common Stock"), for the consideration and on terms and conditions more particularly described in the Merger Agreement, and (ii) immediately following consummation of the Offer, Merger Sub shall be merged with and into Borrower, with Borrower being the surviving corporation of such merger and thereby constituting a wholly-owned Subsidiary of Parent (the "Merger"); (b) Gino Pala ("Pala") and Rick Joyce ("Joyce"), certain Affiliates of Pala and Joyce that own Borrower Common Stock, Richard A. Asta, Laura Hemmings, Leonard Dahlberg, and John Adornetto (collectively, the "Selling Stockholders"), shall enter into and execute a certain Stock Purchase Agreement with Merger Sub (the "Stock Purchase Agreement"), pursuant to which the Selling Stockholders will, among other things, (i) agree to sell and transfer to Merger Sub all of the issued and outstanding shares of Borrower Common Stock that are owned by the Selling Stockholders (the "Selling Stockholders' Shares") substantially simultaneously with the consummation of the Offer and (ii) effective upon execution of the Stock Purchase Agreement, appoint Greg Byrne and Massimo

Candela as proxies authorized to vote the Selling Stockholders' Shares at any meeting of Borrower's stockholders and to execute and deliver consents with respect to the Selling Stockholders' Shares upon any and all such matters as each such proxy or its substitute shall in its sole discretion deem proper, as more particularly set forth in Section 5.02 of the Stock Purchase Agreement (the "Voting Proxy"); (c) Banca Intesa ("Intesa") will make one loan to Parent for purposes of financing the consummation of the Offer and a second loan to Parent in an amount at least equal to the then outstanding Subordinated Debt
(collectively, the "Intesa Loans"), the proceeds of which second loan shall be used by Parent to make one or more unsecured intercompany loans to Borrower (individually and collectively, the "Parent Intercompany Loan") and shall be used by Borrower, concurrently with the consummation of the Offer, to prepay the Subordinated Debt in full (the "Subordinated Debt Payoff") any may also be used by Borrower to pay costs and expenses incurred by it in connection with the Merger Transactions and for Borrower's working capital in connection with Borrower's ordinary course business activities; and (d) the Intesa Loans will be secured by a pledge by Parent to Intesa of all outstanding common Stock of Dixon that is acquired by Parent upon consummation of the Merger (the "Intesa Pledge"). The Merger Agreement and the Stock Purchase Agreement are hereinafter sometimes collectively referred to as the "Merger Documents").

     Borrower's execution and delivery of the Merger Agreement and the consummation of the Merger are each prohibited by Section 7.3(a) of the Loan Agreement; the Selling Stockholders' grant of the Voting Proxy pursuant to
Section 5.02 of the Stock Purchase Agreement and the consummation of the Offer are each prohibited by Section 7.9 of the Loan Agreement; Borrower's incurrence of Indebtedness pursuant to the Parent Intercompany Loan is prohibited by Sections 7.1 and 7.14 of the Loan Agreement; and the Subordinated Debt Payoff is prohibited by Section 7.1(d) of the Loan Agreement. Sections 7.1(d), 7.3(a), 7.9 and 7.14 of the Loan Agreement are hereinafter collectively referred to as the "Applicable Sections". The execution and delivery of the Merger Documents (as in effect on the date of execution thereof), the commencement and consummation of the Offer, the effectuation of the Merger, the performance of the Stock Purchase Agreement, the making of the Parent Intercompany Loan to Borrower, the Subordinated Debt Payoff and the Intesa Pledge are hereinafter collectively referred to as the "Merger Transactions". Borrower and Guarantors have requested that Lender waive the application of the Applicable Sections and consent to
Borrower's execution and delivery of the Merger Documents and to the consummation of all of the Merger Transactions, and Lender is willing to agree to the foregoing, on and subject to the terms and conditions set forth in this Agreement.

     In consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. Consent. At Borrower's and Guarantors' request, Lender hereby waives the application of the Applicable Sections and any other term or provision of the Loan Agreement or any other Loan Document that would otherwise prohibit, and hereby expressly consents to, Borrower's execution and delivery of the Merger Documents, the Selling Stockholders' grant of the Voting Proxy and the consummation of all other Merger Transactions (the foregoing waiver and consent are hereinafter collectively referred to as the "Consent"); provided, however, that the Consent is expressly subject to satisfaction of all of the following conditions precedent, as determined by Lender:

          (a) Lender shall have received a fully executed copy of the Merger Agreement, which shall be substantially in the form of the draft thereof dated December 14, 2004, previously delivered to Lender;

          (b) Lender shall have received a fully executed copy of the Stock Purchase Agreement, which shall be substantially in the form of the draft thereof delivered to Lender on December 14, 2004;

          (c) Lender shall have received a copy of an agreement executed by each of the Subordinated Noteholders with and in favor of Borrower, in form and substance satisfactory to Lender in its Permitted Discretion, pursuant to which the Subordinated Noteholders shall have (i) consented to the execution and delivery of the Merger Documents by Borrower and the Selling Stockholders and to the granting of the Voting Proxy and (ii) acknowledged and agreed that, concurrent with the consummation of the Offer, the Subordinated Debt Payoff shall occur and the Subordinated Debt Agreements, together with all Liens on Borrower's and Guarantors' assets and properties, shall be thereupon terminated and released;

          (d) Prior to consummation of the Merger, Lender shall have received the following financial statements with respect to Parent and its subsidiaries, in form and substance satisfactory to Lender: financial statements for both Parent's most recent fiscal year end and Parent's current fiscal year to date, in each case consisting of a balance sheet, income statement and statement of cash flow, together with an accompanying spread sheet translating such financial statements from Italian into English and converting Euros into the equivalent of current U.S. Dollars;

          (e) Prior to consummation of the Merger, Lender shall have received all such information regarding Parent and Merger Sub and their respective senior management, stockholders and Affiliates as Lender shall require in order for Lender to comply with the requirements of the USA Patriot Act and other applicable federal law;

          (f) No Default or Event of Default shall have occurred and be continuing at any time from and after the date of this Agreement through and including the date on which the parties to the Merger Agreement propose to consummate the Merger;

          (g) Prior to consummation of the Offer, Lender shall have received all documents, instruments and agreements relating to the Parent Intercompany Loan, all of which shall be in form and substance satisfactory to Lender in its sole discretion and shall evidence that the aggregate amount of the Parent Intercompany Loan that shall be made by Parent to Borrower shall be not less than $13,000,000;

          (h) Prior to consummation of the Offer, Parent and Lender shall have entered into a Subordination Agreement, in form and substance satisfactory to Lender in its sole discretion, which shall provide, among other things, that the Parent Intercompany Loan, all interest accruing thereon and all costs, fees and expenses related thereto, shall be fully subordinated to the prior indefeasible payment in full of all Obligations to at any time owing to Lender, on terms and conditions satisfactory to Lender in its sole discretion;

          (i) The Offer and the Subordinated Debt Payoff shall have been fully consummated no later than the "Outside Date" (as such term is defined in the Merger Agreement) or a subsequent date that is not more than 60 days after the "Outside Date", if, in the case of such subsequent date, Borrower shall have delivered to Lender written notice and evidence that such Outside Date has been so extended to such subsequent date in accordance with the provisions of the Merger Agreement; and

          (j) Concurrent with the consummation of the Offer, Borrower and Lender shall have entered into and executed an amendment to the Loan Agreement substantially in the form of Exhibit A appended to this Agreement.

     2. Additional Representations, Warranties and Covenants. Obligors, jointly and severally, represent, warrant and covenant with and in favor of Lender as follows, which representations and warranties constitute an inducement to Lender to enter into this Agreement and provide its Consent, are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of which, together with the representations and warranties in the other Loan Documents, shall be a continuing condition of the making of any and all Advances and other financial accommodations to Borrower:

          (a) Each Obligor has full power, authority and legal right to enter into this Agreement. This Agreement (i) has been duly authorized, executed and delivered by all necessary action on the part of each Obligor which is a party hereto and thereto and, if necessary, their respective stockholders, (ii) is the legal, valid and binding obligation of each Obligor which is a party hereto and is enforceable in accordance with its terms and (iii) does not conflict with and will not result in a breach of or a default under any other document, instrument or agreement to which any Obligor is a party;

          (b) No action by, or filing with, or agreement of any Governmental Authority, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with the execution, delivery and performance by each Obligor of this Agreement, or the Merger Documents or in connection with the consummation by the Borrower of the Merger Transactions, except as set forth in any such Merger Document and the Schedules thereto;

          (c) All of the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except (i) as affected by transactions expressly contemplated or permitted by this Agreement, (ii) to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date and (iii) in the case of Sections 5.8(b) (second sentence), 5.8(d) (first sentence), 5.14, and 5.16 of the Loan Agreement, for matters, events, or changes in circumstances that have occurred or arisen after the Closing Date that reasonably could not be expected to result in a Material Adverse Change and that have not resulted in and will not result in any Default or Event of Default;

          (d) The Subordinated Noteholders have executed and delivered an agreement in favor of Borrower pursuant to which they have unconditionally consented to (i) the execution and delivery of the Merger Documents, (ii) the granting of the Voting Proxy and (iii) concurrent with the consummation of the Offer, the Subordinated Debt Payoff;

          (e) As of the date hereof, there exists no Default or Event of Default;

          (f) Obligors shall continue to provide Lender, after the date hereof, with (i) all such financial information and other due diligence information as Lender shall request with respect to Parent, Merger Sub and their Affiliates and
(ii) all such information regarding Parent and Merger Sub and their respective senior management, stockholders and Affiliates as Lender shall require in order for Lender to comply with the requirements of the USA Patriot Act and other applicable federal law;

          (g) The Merger Documents shall not be amended or supplemented in any manner subsequent to the execution and delivery thereof without Lender's prior written consent, such consent not to be unreasonably withheld; and

          (h) Without in any manner limiting the generality of the existing provisions of the Loan Agreement and the other Loan Documents, Borrower shall not utilize any Advances or any other financial accommodations available to Borrower pursuant to the Loan Agreement, directly or indirectly, to fund any payments of any nature (including, without limitation, any severance payments) payable by Parent, Merger Sub, Selling Stockholders or any other Person in connection with, or to pay any costs, fees or expenses (collectively, "Merger Costs") of any kind or nature arising from, the consummation of any of the Merger Transactions. Subsequent to the occurrence of the Subordinated Debt Payoff, Borrower shall be permitted to utilize a portion of the Parent Intercompany Loan, however, for any of the foregoing purposes and as additional working capital for Borrower's ordinary course business activities. Notwithstanding the foregoing, Borrower shall have the right to utilize Advances to pay any Merger Costs that remain unpaid or that accrue after Borrower shall have utilized all proceeds of the Parent Intercompany Loan, including all additional advances thereunder that Borrower has the right to request (if any) under the agreements executed with Parent with respect to the Parent Intercompany Loan. In addition to, and not in limitation of, the reporting requirements set forth in Section 6.3 of the Loan Agreement, within 30 days following the end of the month within which the Merger has been consummated, Borrower shall deliver to Lender an accounting that summarizes Borrower's use of the proceeds of the Parent Intercompany Loan and certifying to Lender Borrower's compliance with this paragraph 2(h), in form and substance reasonably satisfactory to Lender.

     3. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent:

          (a) Lender shall have received an executed original of this Agreement duly authorized, executed and delivered by the Obligors (or an executed copy thereof delivered electronically or by telecopier); and

          (b) No Default or Event of Default shall have occurred and be continuing.

     4. Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are expressly ratified, restated and confirmed by all parties hereto as of the date hereof, except that, in the event of any conflict between any term or provision of this Agreement and any term or provision of the Loan Documents, such term or provision of this Agreement shall control.

     5. Further Assurances. Obligors shall execute and deliver to Lender such additional documents, instruments and agreements, and shall take all such actions, all at Borrower's cost and expense, as may reasonably be requested by Lender to effectuate the provisions and purposes of this Agreement.

     6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to principles of conflict of laws of such State).

     7.  Counterparts.   This  Agreement  may  be  executed  in  any  number  of
counterparts, but all such counterparts shall together constitute but one and the same Agreement.





                            [SIGNATURE PAGES FOLLOW]

                                       BORROWER

                                       By:     /s/ Richard A. Asta
                                               -------------------
                                       Title:  Treasurer
                                               ---------


                                       GUARANTORS

                                       DIXON TICONDEROGA INC.

                                       By:     /s/ Richard A. Asta
                                               -------------------
                                       Title:  Treasurer
                                               ---------


                                       DIXON EUROPE, LIMITED

                                       By:     /s/ Richard A. Asta
                                               -------------------
                                       Title:  Secretary
                                               ---------


                                       GRUPO DIXON, S.A. de C.V.

                                       By:     /s/ Richard A. Asta
                                               -------------------
                                       Title:  Attorney-In-Fact
                                               ----------------


                                       DIXON COMERCIALIZADORA, S.A. de C.V.

                                       By:     /s/ Richard A. Asta
                                               -------------------
                                       Title:  Attorney-In-Fact
                                               ----------------

                                       SERVIDIX, S.A. de C.V.

                                       By:     /s/ Richard A. Asta
                                               -------------------
                                       Title:  Attorney-In-Fact
                                               ----------------


                                       DIXON TICONDEROGA DE MEXICO, S.A. de C.V.

                                       By:     /s/ Richard A. Asta
                                               -------------------
                                       Title:  Attorney-In-Fact
                                               ----------------


                                       DIXON INDUSTRIAL MEXICO, S.A. de C.V.

                                       By:     /s/ Richard A. Asta
                                               -------------------
                                       Title:  Attorney-In-Fact
                                               ----------------


                                       BEIJING DIXON TICONDEROGA
                                       STATIONERY COMPANY LIMITED

                                       By:     /s/ Gino N. Pala
                                               -------------------
                                       Title:  Chairman
                                               -------------------


                                       TICONDEROGA GRAPHITE INC.

                                       By:     /s/ Richard A. Asta
                                               -------------------
                                       Title:  Treasurer
                                               ---------
AGREED:

LENDER

WELLS FARGO FOOTHILL, INC.

By: /S/  William Plough
    ----------------------------------

Title:  Vice President

                                    EXHIBIT A

                       Form of Amendment to Loan Agreement

                                 [See attached.]